Trade and other receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Trade and other receivables.
Trade receivables-non-related parties	$ 168,546	$ 286,474
Other receivables-non-related parties	15,193	24,560
Other receivables-related parties		2,176
Trade and other receivables excluding prepayments	183,739	313,210
Prepayments	27,162	15,234
Total	210,901	328,444
Non-current	7,980	13,206
Current	202,921	315,238
Contract assets-accrued revenue	$ 26,000	$ 103,300